UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

WidePoint Corporation
(Name of Registrant as Specified in its Charter)

_______________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

May 1, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of WidePoint Corporation, which will convene at 10:00 a.m., EST, on Thursday, June 22, 2023. To allow all of our stockholders to participate, we will have a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2023.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. As we have done in the past, we are taking advantage of the Securities and Exchange Commission's rule that allows companies to provide proxy materials for the annual meeting via the Internet to registered stockholders. The accompanying notice of meeting and proxy statement describe the matters to be voted on at the meeting.

YOUR VOTE IS IMPORTANT. We encourage you to read the proxy statement and vote your shares as soon as possible. We ask that you vote your shares via the Internet or by telephone, as instructed on the Notice of Internet Availability of Proxy Materials or as instructed on the accompanying proxy. If you received or requested a copy of the proxy card by mail, you may submit your vote by completing, signing, dating and returning the proxy card by mail. You may also participate in the annual meeting online and vote your shares electronically. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges. Please vote your shares as soon as possible. This is your Annual Meeting and your participation is important.

Sincerely,

Jin Kang
Chief Executive Officer

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WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

The 2023 Annual Meeting of Stockholders of WidePoint Corporation will convene at 10:00 a.m., EST, on Thursday, June 22, 2023. To allow all of our stockholders to participate, we will have a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2023.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. The accompanying notice of meeting and proxy statement describe the following matters described in the accompanying proxy statement:

•	To elect one director nominee named in the attached proxy statement as a Class II director to serve for a three-year period until the Annual Meeting of Stockholders in the year 2026;

•	To ratify the selection of Moss Adams LLP as the Company’s independent accountants;

•	To approve an amendment and restatement of the WidePoint Omnibus Incentive Plan to increase the number of shares authorized to be issued by 1.3 million shares; and

•	To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 25, 2023 are entitled to receive notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

Jin Kang
Chief Executive Officer

May 1, 2023

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WIDEPOINT CORPORATION

11250 Waples Mill Road, South Tower, Suite 210

Fairfax, Virginia 22030

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WidePoint Corporation, a Delaware corporation (referred to herein as “WidePoint,” the “Company,” “we” or “our”), of proxies of stockholders to be voted at the 2023 WidePoint Annual Meeting of Stockholders to be held at 10:00 a.m., EST, on Thursday, June 22, 2023 and any and all adjournments thereof. This year's annual meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/WYY2023.  You must enter the control number found on your proxy card, voting instruction form or notice you previously received. There is no physical location for the annual meeting. Any stockholder executing a proxy retains the right to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company.

This Proxy Statement and the accompanying proxy are first being sent to stockholders of the Company on or about May 1, 2023.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

In accordance with regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we may now furnish these materials by mail or e-mail. On or about May 1, 2023, we mailed to our stockholders who have not previously requested to receive these materials by mail or e-mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and to vote online. The Notice instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you received the Notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions for requesting these materials included in the Notice.

VOTING PROCEDURES AND SECURITIES

Your Vote is Very Important

Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible. You may submit your vote by completing, signing, dating and returning the proxy card by mail. We encourage you to vote via the Internet or by telephone. These methods save us significant postage and processing charges.

Vote Required, Abstentions and Broker Non-Votes

Shares of WidePoint common stock represented by proxy will be voted according to the instructions, if any, given in the proxy. Unless otherwise instructed, the person or persons named in the proxy will vote (1) FOR the election of the nominee for director listed herein (or a substitute in the event the nominee is unavailable for election); (2) FOR the ratification of the selection of Moss Adams LLP as the independent accountants for the Company for the current fiscal year; (3) FOR the amendment  and restatement of the WidePoint Omnibus Incentive Plan to increase the number of shares authorized to be issued by 1.3 million shares; and (4) in their discretion, with respect to such other business as may properly come before the meeting. The Board of Directors has designated Jin Kang and Jason Holloway, and each or any of them, as proxies to vote the shares of common stock solicited on its behalf.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed by the Company for the meeting. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock of the Company entitled to vote are present at the Annual Meeting in person or by proxy. A director is elected by a plurality of the votes cast at the Annual Meeting, which means that the nominees who receive the highest number of properly executed votes will be elected as a director, even if the nominee did not receive a majority of the votes cast. The approval of the ratification of the appointment of Moss Adams LLP as the Company’s independent accountants,  and approval of the amendment  and restatement of the WidePoint Omnibus Incentive Plan to increase the number of shares authorized to be issued by 1.3 million shares require the affirmative vote of the majority of the votes present, in person or by proxy, and voting at the Annual Meeting.

The inspector of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Your broker, bank or other nominee is permitted to vote your shares on the ratification of the appointment of Moss Adams LLP as our independent auditor without receiving voting instructions from you. All other items are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on any proposal other than the appointment of Moss Adams LLP will not be permitted to vote such shares for any other matters at the Annual Meeting. These "broker non-votes" will be included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of any of the proposals because in tabulating the voting results, shares that constitute broker non-votes are not considered votes cast on that proposal.

The cost of soliciting proxies will be borne by the Company. Certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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Shares Outstanding

As of April 25, 2023, the record date for determining stockholders entitled to vote at the Annual Meeting, a total of 8,785,616 shares of common stock of the Company, par value $0.001 per share, which is the only class of voting securities of the Company, were issued and outstanding. All holders of record of the common stock as of the close of business on April 25, 2023, are entitled to one vote for each share held when voting at the Annual Meeting, or any adjournment thereof, upon the matters listed in the Notice of Annual Meeting. Cumulative voting is not permitted.

Other Business

The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

PROPOSAL ONE – ELECTION OF DIRECTORS

The Company’s Board is classified into three classes of directors, with one class of directors being elected at each annual meeting of stockholders of the Company to serve for a term of three years or until the earlier expiration of the term of their class of directors or until their successors are elected and take office as provided below. To maintain the staggered terms of election of directors, stockholders of the Company are voting upon the election of one director nominee as a Class II director to serve for a three-year period until the Annual Meeting of Stockholders in the year 2026. The director nominee is currently serving as a director.

The Bylaws of the Company provide that the Board will determine the number of directors to serve on the Board. The Company’s Board presently consists of five members (two Class I and III directors and one Class II director) with no vacancies.

Proxies will be voted at the Annual Meeting, unless authority is withheld, FOR the election of the person named below. The Company does not contemplate that the person named below will be unable or will decline to serve; however, if the nominee is unable or declines to serve, the persons named in the accompanying proxy will vote for a substitute in their discretion.

Class II Director Nominee For a Term That Will Expire at the 2026 Annual Meeting of Stockholders:

Name	Age	Position

Philip Garfinkle	62	Director, Chairman of the Board

Phil Garfinkle has served as an independent director since his appointment on June 18, 2020. Mr. Garfinkle is a successful technology visionary, bringing a wealth of experience as an entrepreneur, inventor, CEO, and deal maker, with a focus on emerging technologies. He is a five-time successful entrepreneur and has been the senior operating manager in many successful organizations. Mr. Garfinkle is currently Managing Director of Navig8 USA, Senior Managing Partner at Planet Cotton, and Chairman, CEO, and President of NewSight Reality. He also serves as an Economic Evaluator for the MIPS program in the state of Maryland. He possesses a unique blend of technological and business acumen to guide business on a path to success. He was a co-founder of Yazam, an Israeli / global Venture Capital / Merchant Banking organization, which he sold to US Technologies. He also founded PhotoNet Japan, which went public in 2002, PictureVision (Chairman, CEO, and President), which he led the sale to Kodak, where he also served as a Senior Executive. PictureVision pioneered online photo processing, sharing, and printing services. He established alliances with AOL for “You’ve Got Pictures,” Sony’s ImageStation, Adobe, and many other major product lines. PictureVision was known for its excellence in engineering which he multi-located globally. Mr. Garfinkle has also served as Chairman of Johns Hopkins Technology Advisory Board, focused on technology transfer from academia to the commercial sector. Mr. Garfinkle brings to the Board extensive knowledge of technology and entrepreneurial experience. This experience, as well as his independence from the Company, led the Board to conclude that he should serve as a director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU

VOTE FOR THE ELECTION OF THE ABOVE NOMINEE AS

A DIRECTOR OF THE COMPANY

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Directors Not Being Elected in 2023:

The directors whose terms are not expiring this year are listed below. They will continue to serve as directors for the remainder of their terms or until their respective successors are elected and qualified, or until their earlier death, resignation or removal. Information regarding each of such directors is provided below.

Name	Age	Position	Board Class
Julie A. Bowen	57	Director	Class I (term expiring 2025)
John Fitzgerald	69	Director	Class III (term expiring 2024)
Jin Kang	58	Director	Class I (term expiring 2025)
Bernard Rice	68	Director	Class III (term expiring 2024)

Julia A. Bowen has served as a director since her appointment on February 9, 2019 pursuant to a prior appointment and standstill agreement with Nokomis Capital L.L.C. Ms. Bowen is currently senior Vice President, operations, outreach, Chief Legal Officer and corporate secretary, interim Vice President, Aviation for The MITRE Corporation, where she advises on all legal matters, including cybersecurity, contracting, international and global presence, intellectual property, HR, and national security. Previously, Bowen held several senior positions in the private sector, including chief legal counsel of DHL Global Mail, vice president, general counsel and secretary of QuadraMed Corporation, and vice president, general counsel and secretary of TREEV. Bowen is an active member of industry, academic and professional groups, including the Northern Virginia Technology Council and the Association of Corporate Counsel. She also serves on the Advisory Board of Manetu, Inc. Ms. Bowen graduated from The Catholic University of America, where she received her bachelor’s and law degrees. She is admitted to the bars of Maryland, the District of Columbia and Virginia.

Ms. Bowen brings to the Board extensive knowledge of legal, corporate governance, government contracting, and government relations. This experience, as well as her independence from the Company, led the Board to conclude that she should serve as a director of the Company.

John Fitzgerald has served as an independent director since his appointment in June 2021. Mr. Fitzgerald has had a successful 40-year career in various key financial leadership roles in several industries, including advance innovation technology businesses, manufacturing, and service companies. Most recently, he was the Executive Vice President and Chief Financial Officer for LGS Innovations, LLC from July 2014 until April 2018. Previously, Mr. Fitzgerald was ManTech International Corporation’s Senior Vice President of Finance and Principal Accounting Officer from 2004 to 2012. He was Vice President and Chief Accounting Officer for DynCorp from 1997 to 2003. Prior to that, he was Vice President and Controller at Litton/PRC Inc. from 1992 to 1997. Mr. Fitzgerald has also held various senior financial positions including Chief Financial Officer at other businesses. He has many years of financial management experience in public and government contracting companies. Mr. Fitzgerald has broad and deep experience in financial reporting, mergers, acquisitions, divestitures, reorganization, strategic planning, and others key areas. Mr. Fitzgerald started his career at public accounting firm Ernst & Young. He graduated from the University of Maryland in Business Administration and Accounting. Mr. Fitzgerald brings to the Board extensive knowledge of accounting and financial management experience. This experience, as well as his independence from the Company, led the Board to conclude that he should serve as a director of the Company.

Jin Kang has served as a director and as our Chief Executive Officer and President since his appointment on July 5, 2017. Prior to his appointment as Chief Executive Officer and President of the Company, Mr. Kang served as Executive Vice President and Chief Operations Officer of WidePoint since June 30, 2012. Mr. Kang has also served as the Chief Executive Officer and President of WidePoint Integrated Solutions Corp., a wholly-owned subsidiary of the Company, since our acquisition of WidePoint Integrated Solutions Corp. formerly, iSYS, LLC on January 4, 2008. Mr. Kang founded WidePoint Integrated Solutions Corp. in 1999 and has managed the company since its inception. Mr. Kang has over 36 years of professional experience in both public and private sectors. Prior to founding, iSYS, LLC (now WidePoint Integrated Solutions Corp.), Mr. Kang held various senior management positions at large technology companies to include, Northrop Grumman, Science Applications International Corporation (SAIC), ManTech, and Atlantic Research Corporation. Mr. Kang managed marquee contracts for the federal government such as the Combined DNA Index System (CODIS) for the Federal Bureau of Investigation and Defense Medical Information Systems/Systems Integration, Design Development, Operations and Maintenance Services (D/SIDDOMS). Mr. Kang also served on the McDaniel College’s Board of Trustees. Mr. Kang received a Bachelor and Master’s Degrees in Computer Science and Computer Systems Management from the University of Maryland.

Mr. Kang brings to the Board years of experience in the Federal Government Information Technology Services field. This experience, as well as his experience with the Company, led the Board to conclude that he should serve as a director of the Company.

J. Bernard Rice has served as an independent director since his appointment in June 2021. Mr. Rice is an accomplished business consultant and strategic advisor to technology innovation players across multiple industries. He brings a wealth of experiences including nineteen (19) years in Senior Management at IBM, SVP of Marketing and Sales at Riverdeep, a leading K-12 Online Education Company and over a dozen years as a full Partner with Wesley Clark and Associates. Mr. Rice is currently Chairman of Hush Aerospace, a bleeding edge tech driven flight vehicle company focused on delivery the most cost effective, best designed, AI enabled and quietest solution for Innovative transportation, first responders, surveillance, and military applications. Mr. Rice is the Managing Member for Rice Capital and heavily engaged in consulting arrangements with early stage companies. Mr. Rice received a Bachelor’s Degree in Economics for St. Anselm's College (Manchester, New Hampshire), a MBA from Georgia State University. Mr. Rice also attended the IBM Presidents Program (a special Executive MBA program) at Harvard University. Mr. Rice brings to the Board extensive knowledge of technology and entrepreneurial experience. This experience, as well as his independence from the Company, led the Board to conclude that he should serve as a director of the Company

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BOARD MEETINGS – COMMITTEES OF THE BOARD

The Board of Directors held nine (9) meetings during 2022. During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which each such director served.  The Board currently has the following standing Committees: Audit; Corporate Governance and Nominating and Compensation. The current composition of the Board of directors and standing committees of the Board of Directors is summarized below:

					Corporate
					Governance and
			Board of		Nominating	Compensation
Name	Board Class	Term End	Directors	Audit Committee	Committee	Committee

Philip Garfinkle (assuming appointment)	II	2026	X *	X	X *	X
John Fitzgerald	III	2024	X	X *	X	X
J. Bernard Rice	III	2024	X	X	X	X
Julia A. Bowen	I	2025	X	X	X	X *
Jin Kang**	I	2025	X
_______________
* Individual holds the chairperson position.
** Individual is not an independent member of the board of directors.

The Audit, Corporate Governance and Nominating, and Compensation Committees consist entirely of independent, non-employee directors in accordance with the listing standards of the NYSE American. Membership and principal responsibilities of the Board’s Committees are described below. Each Committee of the Board has adopted a charter and each such charter is available free of charge on our website, www.widepoint.com, or by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary.

Audit Committee

The Audit Committee met four (4) times in 2022. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The primary functions of the Audit Committee are to: appoint (subject to stockholder approval), and be directly responsible for the compensation, retention and oversight of, the firm that will serve as the Company’s independent accountants to audit our financial statements and to perform services related to the audit (including the resolution of disagreements between management and the independent accountants regarding financial reporting); review the scope and results of the audit with the independent accountants; review with management and the independent accountants, prior to the filing thereof, the annual and interim financial results (including Management’s Discussion and Analysis) to be included in our Forms 10-K and 10-Q, respectively; consider the adequacy and effectiveness of our internal accounting controls and auditing procedures; review, approve and thereby establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; review and approve related person transactions in accordance with the policies and procedures of the Company; and consider the accountants’ independence and establish policies and procedures for pre-approval of all audit and non-audit services provided to WidePoint by the independent accountants who audit its financial statements. At each meeting, Audit Committee members may meet privately with representatives of Moss Adams LLP, our independent accountants, and with the Company’s Chief Financial Officer.

The Board has determined that each member of the Audit Committee meet the definition of "independent director" for purposes of serving on an audit committee under applicable rules of the Securities and Exchange Commission and the listing standards of the NYSE American. In addition, the Board has determined that Mr. Fitzgerald satisfies the “financially sophisticated” requirements set forth in the NYSE American Company Guide, and has designated Mr. Fitzgerald as the “audit committee financial expert,” as such term is defined in the rules and regulations of the SEC.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee met one (1) time in 2022. The primary functions of this Committee are to: identify individuals qualified to become Board members and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders; review annually and recommend changes to the Company’s Corporate Governance Guidelines; lead the Board in its annual review of the performance of the Board and its committees; review policies and make recommendations to the Board concerning the size and composition of the Board, the qualifications and criteria for election to the Board, retirement from the Board, compensation and benefits of non-employee directors, the conduct of business between WidePoint and any person or entity affiliated with a director, and the structure and composition of the Board’s Committees; review the Company’s policies and programs relating to compliance with its Code of Business Conduct and such other matters as may be brought to the attention of the Committee regarding WidePoint’s role as a responsible corporate citizen. See “Identification and Evaluation of Director Candidates” and “Director Compensation” in this proxy statement.

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Compensation Committee

The Compensation Committee met one (1) time in 2022. The primary functions of the Compensation Committee are to: evaluate and approve executive compensation plans, policies and programs, including review of relevant corporate and individual goals and objectives, as submitted by the Chief Executive Officer; evaluate the Chief Executive Officer’s performance relative to established goals and objectives and, together with the other independent directors, determine and approve the Chief Executive Officer’s compensation level based on this evaluation; review and approve the annual salary and other remuneration of all other officers; review the management development program, including executive succession plans; review with management, prior to the filing thereof, the executive compensation disclosure included in this proxy statement; recommend individuals for election as officers; and review or take such other action as may be required in connection with the bonus, stock and other benefit plans of WidePoint and its subsidiaries.

DIRECTOR INDEPENDENCE

The listing standards of the NYSE American require that our Board be comprised of a majority of "independent directors" and that the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee each be comprised solely of "independent directors," as defined under the listing standards of the NYSE American.

The Company’s Corporate Governance and Nominating Committee conducts an annual review of the independence of the members of the Board and its Committees and reports its findings to the full Board of Directors. Based on the report and recommendation of the Corporate Governance Committee, the Board has determined that each of the Company’s non-employee directors and the director nominees each satisfy the independence criteria set forth in the listing standards of the NYSE American and Securities and Exchange Commission rules.

IDENTIFICATION AND EVALUATION OF DIRECTOR CANDIDATES

The Corporate Governance and Nominating Committee is charged with seeking individuals qualified to become directors and recommending candidates for all directorships to the full Board of Directors. The Committee considers director candidates in anticipation of upcoming director elections and other potential or expected Board vacancies.

The Committee considers director candidates suggested by members of the Committee, other directors, senior management and stockholders.

Director candidates are reviewed by the Committee based on the needs of the Board and the Company’s various constituencies, their relative skills, characteristics and age, and against the following qualities and skills that are considered desirable for Board membership: exemplification of the highest standards of personal and professional integrity; independence from management under applicable securities laws, listing standards, and the Company’s Corporate Governance Principles; experience and industry and educational background; potential contribution to the composition, diversity and culture of the Board; and ability and willingness to constructively challenge management through active participation in Board and committee meetings and to otherwise devote sufficient time to Board duties.

The Committee’s charter includes diversity as one of the criteria used to evaluate director candidates. The Corporate Governance and Nominating Committee may consider diversity in its broadest sense when evaluating candidates. Though we do not have a formal policy regarding how diversity will be considered in identifying potential director nominees, our Corporate Governance Guidelines direct that the evaluation of nominees should include (but not be limited to) an assessment of whether a nominee would provide the Board with a diversity of viewpoints, backgrounds, experiences, and other demographics.

In evaluating the needs of the Board, the Committee considers the qualifications of sitting directors and consults with other members of the Board, the Chief Executive Officer and other members of senior management. All recommended candidates must possess the requisite personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in, and contribute to, Board and committee meetings. Additionally, the Committee conducts regular reviews of current directors whose terms are nearing expiration, but who may be proposed for re-election, in light of the considerations described above and their past contributions to the Board.

The Corporate Governance and Nominating Committee has adopted a policy pursuant to which a stockholder who has owned at least 5% of the Company’s outstanding shares of common stock for at least two years may recommend a director candidate that the Committee will consider when there is a vacancy on the Board either as a result of a director resignation or an increase in the size of the Board. Such recommendation must be made in writing addressed to the Chairman of the Corporate Governance and Nominating Committee at the Company’s principal executive offices and must be received by the Chairman at least 120 days prior to the anniversary date of the release of the prior year’s proxy statement.

Although the Committee has not formulated any specific minimum qualifications that the Committee believes must be met by a nominee that the Committee recommends to the Board, the factors it will take into account will include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. There will be no differences between the manner in which the Committee evaluates a nominee recommended by a stockholder and the manner in which the Committee evaluates nominees recommended by other persons.

The Company did not receive in a timely manner, in accordance with the Securities and Exchange Commission’s requirements, any recommendation of a director candidate from a stockholder, or group of stockholders that beneficially owned more than 5% of the Company’s common stock.

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PROCESS FOR COMMUNICATING WITH BOARD MEMBERS

Interested parties may communicate directly with the Board, or the presiding director for an upcoming meeting or the non-employee directors as a group, by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary. Communications may also be sent to individual directors at the above address.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The Company has adopted a policy that each director should attempt to attend and/or be available via online access or phone for each Annual Meeting of Stockholders. All members of the Board attended last year’s Annual Meeting of Stockholders virtually.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate. Our board reserves the right to assign the responsibilities of the Chief Executive Officer and Chairman in different individuals or in the same individual if, in the Board’s judgment, a combined Chief Executive Officer and Chairman position is determined to be in the best interest of our Company. In the circumstance where the responsibilities of the Chief Executive Officer and Chairman are vested in the same individual or in other circumstances when deemed appropriate, the Board will designate a lead independent director from among the independent directors to preside at the meetings of the non-employee director executive sessions. The positions of Chief Executive Officer and Chairman have been separate since Steve L. Komar retired as our Chief Executive Officer in January 2017. Currently, Phil Garfinkle as the non-executive Chairman of the Board. Our Board retains the authority to modify this structure to best address our Company’s unique circumstances as and when appropriate.

Non-management members of the Board of Directors conduct at least two regularly scheduled meetings per year without members of management being present. Following an executive session of non-employee directors, the Presiding Independent Director may act as a liaison between the non-employee directors and the Chairman, provide the Chairman with input regarding agenda items for Board of Directors and Committee meetings, and coordinate with the Chairman regarding information to be provided to the non-employee directors in performing their duties.

The Board oversees the management of the risks inherent in the operation of the Company’s business. This is accomplished principally through the Audit Committee. Additionally, the Compensation Committee is responsible for overseeing the assessment of risks associated with the Company’s compensation policies and programs. Each of these committees receives and discusses reports regularly with members of management who are responsible for applicable day-to-day risk management functions of the Company, and reports regularly to the Board. The Board’s, the Audit Committee’s and the Compensation Committee’s respective roles in our risk oversight process have not affected our Board leadership structure.

DIRECTOR COMPENSATION

In 2022, the Compensation Committee of the Board of Directors authorized a board member compensation study by an independent compensation consultant, to evaluate whether the current annual retainer reflects market compensation for directors of similarly-sized organizations. In order to attract and retain qualified directors, the Compensation Committee of the Board of Directors recommended, and the full Board of Directors approved, an increased annual retainer per board member commencing following the annual stockholder meeting held in 2022 to include $30,000 in cash and $60,000 in restricted stock ($80,000 in restricted stock for Board Chairman) that vests at this annual meeting of stockholders.  In addition, the chairs of each committee receive additional cash retainers ($3,000 for Nominating and Corporate Governance, $5,000 for Compensation and $7,000 for Audit) and each non-chair member of each committee also receives additional cash retainers ($2,000 for Nominating and Corporate Governance, $3,000 for Compensation and $4,000 for Audit).  The following table sets forth non-employee director compensation for the year ended December 31, 2022:

	Fees Earned or	Stock Awards	All Other	Total Annual
Director Name	Paid (1)	(2)	Compensation	Compensation
Philip Garfinkle	$25,000	$80,000	$-	$105,000
Julia A. Bowen	25,250	60,000	-	85,250
John Fitzgerald	25,625	60,000	-	85,625
J Bernard Rice	24,750	60,000	-	84,750

(1) Represents the meeting retainers and annual payments earned in 2022. Each director is paid in arrears in quarterly installments.

(2) Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Statements of Changes in Beneficial Ownership of Securities on Form 4 are generally required to be filed before the end of the second business day following the day on which the change in beneficial ownership occurred. Based on the Company's review of Forms 3 and 4 filed during 2022, all such Forms 3 and Forms 4 were filed on a timely basis, except for a late Form 4 filed by each of Kellie Kim and Jason Holloway on March 24, 2022 relating to shares withheld for taxes upon the vesting of stock and one late Form 4 filed by Jin Kang on December 29, 2022 relating to the purchase of 327 shares.

EXECUTIVE OFFICERS

The Company’s executive officers as of April 25, 2023 are as follows:

Name	Age	Position

Jin Kang	58	Chief Executive Officer, President and Director
Todd Dzyak	50	Executive Vice President, and Chief Operating Officer
Robert George	59	Executive Vice President, and Chief Financial Officer
Jason Holloway	55	Executive Vice President, and Chief Revenue Officer
Ian Sparling	57	Executive Vice President, and Chief Operating Officer, International

For information with respect to Jin Kang, please see the information about the members of our Board of Directors on the preceding pages. There are no family relationships among any of our executive officers or directors.

Todd Dzyak  has served as the Company’s Chief Operating Officer of WidePoint Corporation, since August 15, 2022.  Prior to his appointment as the Company’s Chief Operating Officer, Mr. Dzyak, age 50, has served as the President of the Company’s subsidiary, WidePoint Integrated Solutions Corp., a position held since 2017. Prior to such time, Mr. Dzyak served as Sr. Vice President, Telecom Expense Management Operations from 2007 to 2017. Mr. Dzyak has a Bachelor of Science in Psychology from Bowling Green State University.

Robert J George has served as Executive Vice President and Chief Financial Officer since his appointment effective April 1, 2022, replacing Executive Vice President and Chief Financial Officer Kellie H Kim, who retired effective March 31, 2022. Mr. George brings more than 30 years of diverse business experiences to the Company ranging from entrepreneurial companies to publicly traded multinational corporations. Prior to his appointment, Mr. George served as CFO of Exovera LLC, a SOS International subsidiary. Mr. George has extensive tenure in strategic planning, financial forecasting and analysis, financial systems design and implementation, and building and managing successful organizations. Areas of expertise also include domestic and international taxation; US GAAP, SEC reporting, and Sarbanes-Oxley matters; and US Federal Government contracting matters (e.g., FAR and CAS requirements). Mr. George’s prior experience also includes executive roles at Exelis Incorporated, Computer Sciences Corporation, OAO Technology Solutions Inc., and AppNet Systems Inc. As a Corporate Development executive at these various companies, Mr. George led all aspects of the merger and acquisition process resulting in closing 32 transactions in all major geographies of the world totaling $3.4 billion in transaction value. Mr. George graduated from the University of Maryland at College Park with a Bachelor of Science in Accounting.

Jason Holloway has served as the Company’s Chief Revenue Officer since August 15, 2022.  Prior to his appointment Mr. Holloway served as the Chief Executive Officer and President of WidePoint’s wholly-owned subsidiary, WidePoint Cybersecurity Solutions Corporation, since July 10, 2017 and has served as the Company’s Executive Vice President and Chief Sales and Marketing Officer since May 2016. Mr. Holloway has been in the IT industry for more than 25 years, holding senior executive positions in multiple IT organizations, with a primary focus on business development, sales, and management to profitability. Mr. Holloway has industry vertical experience in Government, Technology, Finance, Transportation, Health Care, Entertainment, and Manufacturing. Mr. Holloway co-founded Nexcentri, an IT provider for the Credit Union industry, in 2001 and served as president and CEO until 2013. At Nexcentri, working with key vendor partners including Microsoft, First Data, and HP, he developed and implemented three successful financial services software products and was recognized as the first Credit Union service organization to successfully conduct business internationally. Prior to Nexcentri, he was president and CEO of Networked Knowledge Systems (NKS), a global Linux security managed service company where he increased annual revenue more than 800% in five years, servicing clients such as IBM and PwC, and making NKS an Open Source Managed Security industry leader. In addition, Mr. Holloway has held several key executive roles within technology start-up companies that were being positioned for an IPO.

Ian Sparling  has served as the Company’s Chief Operating Officer, International since August 15, 2022.  Prior to his appointment as the Company’s Chief Operating Officer, International and CEO of Soft-ex, Mr. Sparling served as the CEO of Soft-ex a position held since 2006 having previously held the position of CFO 2001 to 2005. Prior to such time. Mr. Sparling served as Group Financial Controller of Fitzwilton Plc from 1993 to 2001 and qualified as a chartered accountant with PWC in 2000. He is a Fellow of the Institute of Chartered Accountants, holds a with a keen interest in both Strategy and Leadership, Mr. Sparling is a guest lecturer for a number of MBA programs. Mr. Sparling has a Bachelor of Commerce degree along with a post graduate in finance, from University College Dublin. He also holds a Diploma in International Selling from the Technological University Dublin.

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PRINCIPAL STOCKHOLDERS

Security Ownership of Directors and Executive Officers

In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer, except as otherwise noted, and shares underlying stock options that are exercisable currently or within 60 days. The calculation of the percentage of outstanding shares is based on 8,785,616 shares outstanding as of April 25, 2023. The mailing address for each of our directors, director nominees and officers is c/o WidePoint Corporation - 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030.

The following tables set forth the number of shares of our common stock beneficially owned as of April 25, 2023 by each director, director nominee, executive officer and beneficial owner of more than 5% of the outstanding shares of the common stock:

						Number of
						Shares of	Percent of
	Direct		Unvested			Common Stock	Common Stock
	Common Stock		Restricted		Stock Options	Beneficially	Beneficially
Directors, Nominees and Executive Officers	Owned		Stock Owned		Exercisable	Owned(1)	Owned (1)

Philip Garfinkle	44,230		33,284	(2)	-	77,514		*
Julie Bowen	21,956		24,773	(2)	-	46,729		*
John Fitzgerald	6,748		24,773	(2)	-	31,521		*
Jin Kang	435,454		5,000	(3)	-	435,454	5.0%
J Bernard Rice	6,748		24,773	(2)	-	31,521		*
Robert J George	10,333		6,667	(4)	-	10,333		*
Jason Holloway	126,795	(5)	2,500	(3)	-	126,795	1.4%
Todd Dzyak	35,937		2,500	(3)	-	35,937		*
Ian Sparling	59,154		2,500	(3)	-	59,154		*

All director nominees, directors, and executive officers as a group
nine persons(6)	747,355		126,770		-	854,958	9.7%
_________________________
*Indicates ownership percentage is less than 1.0%.

(1)

Assumes in the case of each stockholder listed above that all options and/or restricted stock held by such stockholder that are exercisable currently or vesting within 60 days of April 25, 2023 were fully exercised or vested by such stockholder, without the exercise or vesting of any shares of restricted stock or options held by any other stockholders. Excludes unvested restricted stock and options not vesting within 60 days of April 25, 2023.

(2)	Restricted stock vests 100% on June 16, 2023, subject to continued service.

(3)	Restricted stock vests on January 1, 2024, subject to continued service.

(4)	Restricted stock that vests 3,333 annually on January 1, 2024 and 2025, subject to continued service.

(5)	Includes 81,500 shares held in trust for the benefit of Mr. Holloway.

(6)	Includes the shares referred to as included in notes (2) through (5) above.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers, whom we refer to as our “NEOs,” during 2022 and describes our policies and decisions made with respect to the information contained in the following tables, related footnotes and narrative for 2022. The NEOs are identified below in the table titled “Summary Compensation Table.” In this compensation discussion and analysis, we also describe various actions regarding NEO compensation taken before or after 2022 when we believe it enhances the understanding of our executive compensation program.

Overview of Our Executive Compensation Philosophy and Design

We believe that a skilled, experienced and dedicated executive and senior management team is essential to the future performance of our Company and to building stockholder value. We have sought to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:

•	· to motivate our executive officers to achieve strong financial performance;

•	· to attract and retain executive officers who we believe have the experience, temperament, talents and convictions to contribute significantly to our future success; and

•	· to align the economic interests of our executive officers with the interests of our stockholders.

Setting Executive Compensation

Our compensation committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our NEOs, setting the compensation and other benefits of our NEOs, overseeing the Company’s response to the outcome of the advisory votes of stockholders on executive compensation, assessing the relative enterprise risk of our compensation program and administering our equity compensation plans. The Company’s compensation planning is done annually for cash based performance goals and in multi-year periods for equity based performance goal setting.

It is our Chief Executive Officer’s (CEO) responsibility to provide recommendations to the Compensation Committee for most compensation matters related to executive compensation. The recommendations are based on a general analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations and has the right to obtain independent compensation advice. Neither the Chief Executive Officer nor any other members of management is present during executive sessions of the Compensation Committee. The Chief Executive Officer is not present when decisions with respect to his compensation are made. Our Board of Directors appoints the members of our compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive compensation program. We have not in the past regularly utilized a compensation consultant to set the compensation of our NEOs.

Elements of Executive Compensation

We believe the most effective compensation package for our NEOs is one designed to reward achievement of individual and corporate objectives, provide for short-term, medium-term and long-term financial and strategic goals and align the interest of management with those of the stockholders by providing incentives for improving stockholder value. Compensation for our NEOs consists of base salary and an annual bonus opportunity, along with multi-year accelerated vesting goals associated with either stock option awards and or stock grant awards. Our annual bonus opportunity is intended to incentivize the achievement of goals that drive annual and multi-year performance, while our accelerated stock option and or stock grant vesting goals are intended to incentivize the achievement of goals that drive multi-year performance.

Base Salary. We pay our NEOs a base salary to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. During 2022, we entered into new employment agreements with Mr. Dzyak, Holloway and Sparling effective August 15, 2022 that increased their base salaries to $275,000 from $250,000, $265,000, and $220,000, respectively. Thereafter, each of our NEOs other than Ian Sparling voluntarily reduced their salaries by 10% from October 1, 2022 through December 31, 2022. The fiscal 2022 and projected fiscal 2023 salaries of our named executive officers and the percentage increases over their 2022 base salaries, if any, are as follows:

			Percentage
			Increase Over
	Fiscal 2022	Fiscal 2023	Fiscal 2022
Name	Base Salary	Base Salary	Base Salary
Jin Kang	$350,000	$350,000	n/a
Todd Dzyak	$275,000	$275,000	n/a
Robert George	$275,000	$275,000	n/a
Jason Holloway	$275,000	$275,000	n/a
Ian Sparling (1)	$275,000	$275,000	n/a

(1)     Mr. Sparling’s salary is denominated in Euros, which equates to $275,000 at the exchange rate on April 25, 2023 of 1.10 :1.

Annual Cash Based Bonus Opportunity. Our performance-based cash incentive compensation in recent years has included targets for achieving various levels of revenue, operating income, and other financial goals and metrics, along with individual performance assessments that has included goals in personal professional improvement, team building, and other individual personal growth goals. The amount of the annual discretionary cash based bonus award is based on individual performance assessments along with the financial performance of the Company.

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In 2022, each of our NEO’s had a target bonus of 50% of their base salary with the opportunity to earn a bonus of up to 100% of their base annual salary if they achieve certain financial targets of revenue and earnings before interest, taxes, depreciation and amortization (EBITDA).  Each NEO earned a performance based bonus of $183,600.  We expect to pay the bonuses in restricted stock, that vests in one year after the date of grant, subject to continued service with us.  In addition to restricted shares, each NEO is expected to be granted 18,360 options to purchase common stock that vest over 3 years, and expire in 5 years after grant date.

In 2023, each of our NEOs have a target bonus of 50% of their base salary with the opportunity to earn a bonus of up to 100% of their base annual salary if they achieve certain financial targets of revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), as well as customer acquisition and retention metrics, and sustainability measures.

Equity Awards. The Company has used equity grants and awards linked to accelerated vesting goals to reinforce the alignment of interest of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our Common Stock, which, in turn, is indirectly attributable to the performance of our executive officers. In addition, upon his appointment as Chief Financial Officer in 2022, Mr. George was awarded 10,000 shares of restricted common stock vesting one-third annually on January 1 over three years. There were no stock option awards granted during 2021 or 2022 to our NEOs.

 On August 12, 2022, the Compensation Committee approved a Long-¬Term Incentive Plan (the “Plan”) designed to increase long-¬term stockholder value, align the Company’s plan with the objectives of key executives and to retain key executives in a competitive environment over a three year performance period. The Plan is a performance based plan over a term a three years (2023¬2025), with the performance goals being (i) to increase revenue; and (ii) to increase Adjusted EBITDA as a percentage of revenue. The Plan establishes a pool of 500,000 shares of the Company’s common stock to be awarded as performance share units and restricted share units to be allocated among the participants. The restricted share units would vest annually over the three year period and the performance share units would vest, if earned, after the completion of the three year performance period. The shares of common stock to be awarded pursuant to the Plan will be subject to stockholder approval of a new or amended omnibus incentive plan in order to increase the number of shares available for award. Upon a termination of a participating executive without cause (or by the executive for good reason), a pro rata portion of the shares awarded would be deemed earned. Upon a change of control occurring, the shares would be deemed earned (subject to time vesting).

We believe these cash and equity-based award opportunities reinforce the alignment of interests of our NEOs with those of our stockholders as they indirectly influence the performance of the Company’s common stock. We believe the compensation model described above for our NEOs motivates our NEOs to expand their expertise and expand the effectiveness of the Company’s staff allowing for greater organization efficiencies while improving Company performance, which drives short-term, medium-term, and long-term organizational improvement and ultimately value for the stockholders in the form of better financial and common stock performance.

Retirement and Other Benefits. We are strongly committed to encouraging all employees to save for retirement. To provide employees with the opportunity to save for retirement on a tax-deferred basis, we sponsor a defined contribution 401(k) savings plan. We also provide health, dental, vision, short term disability insurance and basic life insurance to our NEOs on the same basis offered to all of our employees.

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Summary Compensation Table

The following table summarizes the compensation earned by us in each of the last three recently completed fiscal years for our NEOs:

(1)

Amount represents the grant date fair value calculated pursuant to ASC Topic 718. Additional information about the assumptions used when valuing equity awards is set forth in the notes the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023.

(2)

Stock Awards comprise of $183,600 related to the 2022 performance bonus to all the NEO’s. Mr. George also received a $32,400 restricted stock award upon signing his employment agreement. The performance shares vest 1 year after grant and Mr. George’s awards vest ratably over a 3 year period on January of each year.

(3)	Mr. George received a $25,000 signing bonus, that was payable 6 months after his start date.
(4)

In 2021, Mr. Kang and Mr. Holloway each earned a $79,000 performance-based bonus due to the Company achieving certain financial goals. One-half of the bonus amount was paid in cash and one-half in restricted stock that was awarded in April 2022 vesting one year from the date of issuance (amounting to 11,575 shares). Amount represents the grant date fair value of the award made in 2022 as a result of 2021 performance.

(5)

In 2020, Mr. Kang earned $220,000 performance-based bonus due to the company achieving certain financial goals. One-half of the bonus was paid in cash and one-half in restricted stock that was awarded in March 2021 vesting one year from the date of issuance (amounting to 9,325 shares). In addition, in May 2020, we awarded Mr. Kang 20,000 shares and Mr. Holloway 10,000 shares of restricted common stock, subject to time and accelerated vesting conditions, including the achievement of certain financial targets of cash flows, revenue and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA). Amounts represent the grant date fair value of the award made in 2021 as a result of 2020 performance and the awards made in 2020.

(6)

In 2020, our NEO’s each earned $220,000 performance-based bonus due to the company achieving certain financial goals. The bonus was paid in restricted stock that is pending award, vesting one year from the date of issuance (amounting to 9,325 shares). Amount represents the grant date fair value of the award made in 2021 as a result of 2020 performance.

(7)

Other compensation for Mr. Sparling consists of a car allowance of $17,600 and a contribution to a pension scheme of $16,500 which is customary in the European Union, and $2,300 toward country club fees.

(8)	Mr Dzyak and Sparling became NEOs. During 2022.

Pay For Performance

The following table sets forth information about executive compensation, compensation paid and the Company’s performance.

(1); (3) For each year represented, Jin Kang was our principal executive officer (“PEO”). Non-PEO NEOs for 2022 were Todd Dzyak, Robert George, Jason Holloway and Ian Sparling and for 2021 they were Kellie Kim and Jason Holloway.

(2) SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, Compensation Actually Paid is calculated as summary compensation table total compensation adjusted to include the fair market value of equity awards as of December 31, 2022 or, if earlier, the vesting date (rather than the grant date).

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The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table total with certain adjustments as described in the table below.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Compensation Actually Paid for PEO

Compensation Actually Paid for Non PEO, NEO’s

Analysis of the Information Presented in the Pay Versus Performance Table

We believe our compensation program reinforces the alignment of interests of our NEOs with those of our stockholders as they indirectly influence the performance of the Company’s common stock. We believe the compensation model described above for our NEOs motivates our NEOs to expand their expertise and expand the effectiveness of the Company’s staff allowing for greater organization efficiencies while improving Company performance, which drives short-term, medium-term, and long-term organizational improvement and ultimately value for the stockholders in the form of better financial and common stock performance.

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Grant of Plan Based Awards For 2022

For the year ended December 31, 2022, NEO’s were granted equity awards as summarized below:

Outstanding Equity Awards at December 31, 2022

The following table sets forth information on outstanding equity awards held by NEOs at December 31, 2022:

								Equity
								Incentive
								Plan
						Equity		Awards:
						Incentive		Market or
						Plan		Payout
	Number of	Number of				Awards:		Value of
	Securities	Securities				Unearned		Unearned
	Underlying	Underlying				Shares or		Shares or
	Unexercised	Unexercised	Option	Option	Option	Rights that		Rights that
	Options (#)	Options (#)	Exercise	Grant	Expiration	have not		have not
Name	Exercisable	Unexercisable	Price ($)	Date	Date	Vested (#)		Vested ($)

Jin Kang		-				21,375	(2)	$39,267
Chief Executive Officer, President and
Director

Todd Dzyak, Executive Vice President and Chief Operating Officer						16,525	(2)	$30,167

Jason Holloway	-	-	-	-	-	16,525	(2)	$30,167
Executive Vice President, and Chief Growth Officer

Ian Sparling, Executive Vice President, Chief Operating Officer, International						16,525	(2)	$30,167

Robert George
Executive Vice President and Chief Financial
Officer	-	-	-	-	-	10,000	(3)	$18,200

(1)   Includes restricted stock award of 11,575 shares granted April 18, 2022 to vest in one year from the grant date, and 10,000 unvested shares related to 20,000 shares granted May 1, 2020 that vest one-fourth annually on January 1 over four years.

(2)   Includes restricted stock award of 11,575 shares granted April 18, 2022 to vest in one year from the grant date, and 5,000 unvested shares related to   10,000 shares granted May 1, 2020 that vest one-fourth annually on January 1 over four years.

(3)   Represents a restricted stock award of 10,000 shares on April 11, 2022 that vest one-third beginning January 1, over the next three years.

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Option Exercises and Stock Vested for Fiscal 2022

The following table sets forth information about the exercise of options by our NEOs and the vesting of their restricted stock awards in fiscal 2022.

	Option Awards		Restricted Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting ($)
Name	(#)	($)	(#)	(1)

Jin Kang	-	$-	14,325	$61,053

Todd Dzyak	-	$-	11,825	$51,228

Jason Holloway	-	$-	11,825	$51,228

Ian Sparling	-	$-	11,825	$51,228

Robert George	-	$-	-	$-

(1)	The amounts in this column have been computed based on the closing price of our common stock on the vesting date.

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Employment Agreements and Compensation Arrangements;

Termination and Change in Control Provisions

The following describes the terms of employment agreements between the Company and the named executive officers included in the above Summary Compensation Table and sets forth information regarding potential payments upon termination of employment or a change in control of the Company.

Mr. Kang. On May 1, 2020, we entered into an employment agreement with Mr. Kang for a four year employment agreement, effective January 1, 2020, providing the following: (i) an annual base salary of $350,000; (ii) an annual target bonus opportunity equal to 50% of the base salary (with a maximum of 100% of base salary) based on the Company achieving performance goals determined by the Compensation Committee of the Board of Directors (payable one-half in cash and one-half in common stock of the Company); (iii) a restricted stock grant of 200,000 shares (pre-reverse stock split) of common stock effective January 1, 2021 vesting only if certain performance goals are met, (iv) participation in the Company’s employee benefit plans and (v) four (4) weeks of vacation. The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as defined in the employment agreement) or his voluntary resignation for a Good Reason (as defined in the employment agreement), Mr. Kang will receive severance compensation payable in a lump-sum of cash equal to twelve (12) months of base salary and a pro rata bonus amount. The employment agreement further provides that if within 90 days prior to or two years after a change in control of the Company there occurs any termination of Mr. Kang for any reason other than for Cause or a voluntary resignation without a Good Reason, then the Company will be required to pay to Mr. Kang a one-time severance payment equal twelve (12) months base salary and a pro rata bonus.

Mr. Holloway. On May 1, 2020, we entered into an employment agreement with Mr. Holloway. The employment agreement for Mr. Holloway is the same as Mr. Kang’s, except that it provides for: (i) an annual base salary of $275,000; (ii) a restricted stock grant of 100,000 shares (pre-reverse stock split) of common stock effective January 1, 2021 vesting only if certain performance goals are met

Mr. George. Effective April 1, 2022 we entered into an employment agreement with Mr. George with an initial term until December 31, 2024 providing the following: (i) an annual base salary of $275,000; (ii) an annual target bonus opportunity equal to 50% of the base salary (with a maximum of 100% of base salary) based on the Company achieving performance goals determined by the Compensation Committee of the Board of Directors (payable one-half in cash and one-half in common stock of the Company); (iii) a restricted stock grant of 10,000 shares vesting only if certain performance goals are met, (iv) participation in the Company’s employee benefit plans and (v) four (4) weeks of vacation. (vi) the employment agreement also provides for a cash payment of $25,000 after six months of employment.

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The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as defined in the employment agreement) or his voluntary resignation for a Good Reason (as defined in the employment agreement). If Mr. George is terminated without Cause or for Good Reason prior to the first anniversary of the employment agreement, he will receive severance compensation payable in a lump-sum of cash equal to six (6) months of base salary and a pro rata bonus amount. If Mr. George is terminated without Cause or for Good Reason after the first anniversary of the employment agreement, he will receive severance compensation payable in lump-sum of cash equal to twelve (12) months of base salary and a pro rata bonus amount. Any severance payments are conditioned the execution of a general release in favor of the Company.

Mr. Dzyak. The Company has an employment agreement with Mr. Dzyak with an initial term until December 31, 2023 providing the following: (i) an annual base salary of $275,000; (ii) an annual target bonus opportunity equal to 50% of the base salary (with a maximum of 100% of base salary) based on the Company achieving performance goals determined by the Compensation Committee of the Board of Directors (payable one-half in cash and one-half in common stock of the Company); (iii) participation in the Company’s employee benefit plans and (iv) four (4) weeks of vacation. The employment agreement contains severance provisions which provide that upon the termination of his employment without Cause (as described in the employment agreement) or his voluntary resignation for a Good Reason (as described in the employment agreement). If Mr. Dzyak is terminated without Cause or for Good Reason prior to the first anniversary of the employment agreement, he will receive severance compensation payable in a lump-sum of cash equal to six (6) months of base salary and a pro rata bonus amount. If Mr. Dzyak is terminated without Cause or for Good Reason after the first anniversary of the employment agreement, he will receive severance compensation payable in a lump-sum of cash equal to twelve (12) months of base salary and a pro rata bonus amount. Any severance payments are conditioned the execution of a general release in favor of the Company.

Mr. Sparling. The Company has an employment agreement with Mr. Sparling for a current term ending December 31, 2023. Under the employment agreement, Mr. Sparling shall be eligible to receive bonus compensation of up to 100% of his annual salary (currently €250,000). Mr. Sparling will also receive an annual automobile allowance in the amount €16,500 and we will contribute up to €15,000 to his pension scheme. The employment period will continue unless terminated earlier by (i) Mr. Sparling upon not less than 3 months’ advance written notice or us upon not less than 9 months’ advance written notice, (ii) us or Mr. Sparling with Good Reason (as defined therein), immediately, provided that the remuneration to which Mr. Sparling is entitled under the Employment Agreement shall continue for a period of 9 months following such termination (which shall be increased to 12 months if within a specified period of a change in control), or (iii) us upon the occurrence of certain events or actions by Mr. Sparling, including Mr. Sparling being declared bankrupt or being found guilty of fraud, serious misconduct or willful neglect to carry out his duties under the employment agreement.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, no member of the Compensation Committee had a relationship with us that required disclosure under Item 404 of Regulation S-K. During the past fiscal year, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board of Directors or our Compensation Committee. None of the members of our Compensation Committee is an officer or employee of our Company, nor have they ever been an officer or employee of our Company.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” contained herein with management. Based on our Compensation Committee’s review and discussions with management, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included herein.

Julia Bowen

John Fitzgerald

Phil Garfinkle

Bernard Rice

CERTAIN RELATED PERSON TRANSACTIONS

A related person transaction is a consummated or currently proposed transaction in which the Company has been, is or will be a participant and the amount involved exceeds $120,000, and in which a related person (i.e., any director or executive officer or nominee for director, or any member of the immediate family of such person) has or will have a direct or indirect material interest.

The Company was not a participant in any related person transactions in the past two fiscal years and no such transactions are currently proposed.

Under the Company’s corporate governance principles (the “Corporate Governance Principles”), a majority of the Company’s Board will consist of independent directors. An “independent” director is a director who meets the NYSE American definition of independence and other applicable independence standards under SEC guidelines, as determined by the Board. The Company’s Corporate Governance and Nominating Committee conduct an annual review of the independence of the members of the Board and its Committees and report its findings to the full Board of Directors. Based on the report and recommendation of the Corporate and Nominating Governance Committee, the Board has determined that each of the Company’s non-employee directors (and the director nominee) satisfies the independence criteria set forth in the applicable NYSE American listing standards and SEC rules. Each standing Board Committee consists entirely of independent, non-employee directors.

Non-management members of the Board of Directors conduct regular meetings without members of management being present.

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PROPOSAL II – INDEPENDENT ACCOUNTANTS

The Audit Committee is recommending that stockholders ratify its appointment of Moss Adams LLP as independent accountants for WidePoint to audit its consolidated financial statements for the fiscal year ending December 31, 2023, to perform audit-related services, including review of our quarterly interim financial information, periodic reports and registration statements filed with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. The stockholder vote is not binding on the Audit Committee. If the appointment of Moss Adams LLP is not ratified by stockholders, the Audit Committee will evaluate the basis for the stockholders' vote when determining whether to continue the firm's engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Moss Adams LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

A resolution will be presented at the Annual Meeting to ratify the appointment of Moss Adams LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2023. A representative of Moss Adams LLP will be available either via phone or in person at the Annual Meeting to answer appropriate questions concerning the Company’s financial statements and to make a statement if desired.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE COMPANY’S AUDITORS.

AUDIT COMMITTEE REPORT

The Audit Committee has: (a) reviewed and discussed the audited financial statements with the management of the Company; (b) discussed with the Company’s independent auditors, Moss Adams LLP, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 and the American Institute of Certificated Public Accountants’ Statement on Auditing Standards No. 114; (c) received from the Company’s independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with the Company’s independent auditors their independence; and (d) based on the review and discussions referred to in clauses (a), (b) and (c) above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2022.

The foregoing report is submitted by the members of the Audit Committee:

John Fitzgerald

Philip Garfinkle

Julia A. Bowen

J. Bernard Rice

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The following table sets forth fees paid to our principal accountants in connection with audit and audit-related, tax and other non-audit fees for the years ended December 31:

(1)

Audit and quarterly review fees for the annual audit and review of financial statements included in the Company’s quarterly filings. Excludes a flat expense charge, calculated as five percent (5%) of fees for administrative expense or reimbursable expenses, such as travel expense.

(2)	Audit related fees in 2022 and 2021 include consent for S-3 and ATM comfort letter procedures.

(3)	The Company utilizes the services of BDO Global to support the audit of the consolidated financial statements for which the Company paid $27,500 in 2022 and 2021 respectively.

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Audit Committee Policies and Procedures For Pre-Approval of Independent Auditor Services

The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit as well as permissible non-audit services for the Company.

For audit services and audit-related fees, the independent auditor will provide the Committee with an engagement letter during the March-May quarter of each year outlining the scope of the audit services proposed to be performed in connection with the audit of the current fiscal year. If agreed to by the Committee, the engagement letter will be formally accepted by the Committee at an Audit Committee meeting held as soon as practicable following receipt of the engagement letter. The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services and other fees, Company management may submit to the Committee for approval (during May through September of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. The list of services must be detailed as to the particular service and may not call for broad categorical approvals. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Committee will consider for approval both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to its Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report any action taken pursuant to this delegation to the Committee at its next meeting.

All audit and non-audit services provided to the Company are required to be pre-approved by the Committee. The Chief Financial Officer of the Company will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

PROPOSAL III – AMENDMENT AND RESTATEMENT OF THE WIDEPOINT OMNIBUS INCENTIVE PLAN TO

 INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED BY 1.3 MILLION SHARES

Our Board is seeking stockholder approval of the WidePoint Corporation Omnibus Incentive Plan, as amended and restated (the “Plan”). The Plan as amended and restated will authorize the Company to issue up to 1.95 million shares of our common stock, representing an increase of 1.3 million shares, to continue to meet our compensation goals for current and future years, extend the deadline for Plan termination to ten years from when the Plan or any amendment thereto was most recently approved by stockholders and remove certain provisions relating to Section 162(m) of the Code that are no longer relevant due to changes in the law. The adoption of the Plan is contingent on stockholder approval pursuant to applicable rules of the NYSE American stock market.

If the Plan as amended and restated is approved by our stockholders, it will continue to allow for the granting of equity and cash incentive awards to eligible individuals and will authorize the issuance of an additional 1.3 million shares of our common stock pursuant to awards under the Plan. Awards under the Plan are intended to support the creation of long-term value and business returns for our stockholders. We believe that the Plan strikes an appropriate balance between rewarding performance and limiting stockholder dilution, while providing our company with the flexibility to meet changing compensation needs.

In the event that stockholders do not approve this proposal, the Plan as amended and restated will not become effective and the current 2017 Omnibus Incentive Plan will continue in effect. If the proposal is not approved, our Board may have to consider other compensation alternatives.

Authorized Shares and Stock Price

Our Amended and Restated Certificate of Incorporation authorizes the issuance of 30,000,000 shares of common stock. There were 8,785,616 shares of common stock issued and outstanding as of April 25, 2023, and the market value of a share of common stock as of that date was approximately $1.87.

To determine the number of additional shares of common stock to be authorized under the Plan as amended and restated, our Board of Directors considered the needs of our company for shares, based on the current and expected future equity grant mix, the remaining number of shares prior to the amendment and restatement and the potential dilution that awarding the requested shares may cause to existing stockholders. As of April 25, 2023, there were outstanding awards under the Plan covering 769,498 shares of common stock, consisting of 519,498 restricted common stock awards. and stock option awards relating to 250,000 shares of common stock. The outstanding stock option awards had a weighted average exercise of 2.09 and a remaining average term of approximately 2.5 years as of April 25, 2023. The remaining average vesting period of the restricted common stock awards is 9 months as of April 25, 2023. As of April 25, 2023, prior to the amendment and restatement of the Plan, there were no shares remaining available for future awards under the Plan.

Taking into consideration the factors described above, our Board determined that 1.3 million additional shares should be authorized under the Plan. We estimate that the 1.3 million additional shares that will be reserved for issuance under the Plan if the amendment and restatement is approved would result in a maximum potential dilution to our existing stockholders of approximately 15%, based on based on our 8,785,616 shares issued and outstanding as of April 25, 2023.Our Board is seeking stockholder approval for the Plan as amended and restated and the additional shares to be made available under the Plan.

Summary of the Terms of the Plan

The following is a summary of the material provisions of the Plan, a copy of which is attached hereto as Appendix A and incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the Plan. Any inconsistencies between this summary and the text of the Plan will be governed by the text of the Plan.

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Purpose and Effective Date

The two complementary purposes of the Plan are (1) to attract, retain, focus and motivate our executives and other selected employees, directors, consultants and advisors; and (2) to increase stockholder value. The Board approved the Plan as amended and restated on March 24, 2023 contingent on subsequent stockholder approval of the Plan as amended and restated at the 2023 annual meeting.

Administration and Eligibility

The Compensation Committee of our Board of Directors, or any successor committee with similar authority that the Board may appoint, which in either case consists of not less than two members of the Board who meet the “non-employee director” requirements of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (either referred to as the “Committee”) will administer the Plan (the “Administrator”). The Plan authorizes the Committee to interpret the provisions of the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any agreement covering an award; and make all other determinations necessary or advisable for the administration of the Plan, in each case in its sole discretion. The Board may also administer the Plan to the extent it retains authority and responsibility as administrator of the Plan.

To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Compensation Committee may delegate to one or more of our officers, any or all of their respective authority and responsibility as an administrator of the Plan. However, no such delegation is permitted with respect to stock-based awards made to any participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act or the liability provisions of Section 16(b) of the Exchange Act at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of non-employee directors.

The Administrator may designate any of the following as a participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of our company or its affiliates; any individual who we or one of our affiliates has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director. Currently the persons eligible to participate in the Plan consist of approximately 215 employees and 4 non-employee directors.

Types of Awards

The Plan permits the grant of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards. These award types are described in further detail below.

Stock Subject to the Plan

The Plan as amended and restated will provide that 1.95 million shares of our common stock will be reserved for issuance under the Plan (an increase of 1.3 million shares from the prior reserve of 650,000 shares, and that we may issue an aggregate of 1.95 million shares upon the exercise of incentive stock options.

The number of shares reserved under the Plan will be depleted by the maximum number of shares, if any, that may be issuable under an award at the time of grant. In general, if an award granted under the Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award, if it is determined during or at the conclusion of the term of an award that all or some portion of the shares under the award will not be issuable on the basis that the conditions for such issuance will not be satisfied, if shares are forfeited under an award or if shares are issued under any award and we reacquire them pursuant to rights reserved upon the issuance of the shares, then such shares will again be available for issuance under the Plan, except that shares reacquired pursuant to reserved rights may not be issued pursuant to incentive stock options. Shares not issued or delivered as a result of the net settlement of an outstanding option or stock appreciation right, shares tendered in payment of the exercise price of an option, shares withheld to satisfy tax withholding obligations and shares purchased by us using proceeds from option exercises may not be re-credited to the reserve.

Options

The Administrator will generally determine all terms and conditions of each option. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the exercise price may not be less than the fair market value of the shares subject to the option as determined on the date of grant and the option must terminate no later than ten years after the date of grant. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of options may be made (1) by delivery of cash or other of our shares or other securities having a then fair market value equal to the purchase price of such shares; (2) by delivery to us or our designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to us to pay for the exercise price; (3) by surrendering the right to receive shares otherwise deliverable to the participant upon exercise of the award having a fair market value at the time of exercise equal to the total exercise price; or (4) by any combination of (1), (2) and/or (3). Except to the extent otherwise set forth in an award agreement, a participant will have no rights as a holder of our common stock as a result of the grant of an option until the option is exercised, the exercise price and applicable withholding taxes are paid and the shares subject to the option are issued thereunder.

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Stock Appreciation Rights

The Administrator will generally determine all terms and conditions of each stock appreciation right. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of our common stock during a specified period of time. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the grant price may not be less than the fair market value of the shares subject to the stock appreciation right as determined on the date of grant and the stock appreciation right must terminate no later than ten years after the date of grant.

Performance and Stock Awards

The Administrator will generally determine all terms and conditions of each award of shares, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of our common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of our common stock. Performance share means the right to receive shares of our common stock, including restricted stock, to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of our common stock, to the extent performance goals are achieved. The terms and conditions that the Administrator will determine include the length of the vesting and/or performance period, but any period of vesting applicable to restricted stock or restricted stock units that are not subject to a performance goal and that are granted to a participant other than a non-employee director may not lapse more quickly than ratably over three years from the date of grant, subject to the Plan’s provisions on accelerated vesting in specified circumstances.

Incentive Awards

The Administrator has the authority to grant annual and long-term incentive awards. An incentive awards is the right to receive a cash payment to the extent performance goals are achieved. The Administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the Administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the Administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

The Administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of our common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject. Any performance period applicable to an award of dividend equivalent units must relate to a period of at least one year except that, if the award is made in the year the Plan becomes effective, at the time of commencement of employment with us or on the occasion of a promotion, then the award may relate to a period shorter than one year.

Other Stock-Based Awards

The Administrator may grant to participants other types of awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of our common stock, either alone or in addition to or in conjunction with other awards, and payable in shares or cash. Subject to the limits of the Plan, an award may include the issuance of shares of unrestricted common stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire our common stock from us. The Administrator will generally determine all terms and conditions of the award, except that any award that provides for purchase rights must be priced at 100% of fair market value on the date of the award.

Performance Goals

For purposes of the Plan, performance goals means any objective or subjective goals the Administrator establishes. Such goals may, without limitation, relate to one or more of the following with respect to us or any one or more of our subsidiaries, affiliates or other business units: net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; productivity measurements; revenue to budget compliance; net income to budget compliance; return on total awards reinvestment; net free cash flow; new sales; divisional profitability; customer satisfaction measurements; production quotas; project criteria or a combination of the foregoing.

As to each performance goal, the relevant measurement of performance will be computed in accordance with generally accepted accounting principles to the extent applicable, except that the Administrator may, at the time of establishing the Performance Goal(s), exclude the effects of (1) extraordinary, unusual and/or non-recurring items of gain or loss, (2) gains or losses on the disposition of a business, (3) changes in tax or accounting regulations or laws, or (4) the effect of a merger or acquisition. Performance goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The performance goals also may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, the Administrator may establish other performance goals and provide for other exclusions or adjustments not listed in the Plan.

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Individual Participant Limits

Under the Plan, no non-employee director participant may be granted awards that could result in such participant:

•	receiving options for, or stock appreciation rights with respect to, more than 250,000 shares of our common stock during any fiscal year;

•	receiving awards of restricted stock and/or restricted stock units relating to more than 250,000 shares of our common stock during any fiscal year;

•

receiving awards of performance shares and/or awards of performance units, the value of which is based on the fair market value of our common stock, for more than 250,000 shares of our common stock during any fiscal year; or

•

receiving awards, including awards of performance units the value of which is not based on the fair market value of our common stock, long-term incentive awards or dividend equivalent units, that would pay more than $2,000,000 in any fiscal year.

Each of these limitations is subject to adjustment as described below.

Effect of Termination of Employment or Service on Awards

The Administrator will have the discretion to determine, at the time an award is made to a participant or any time thereafter, the effect of the participant’s termination of employment or service with us or our affiliates on the award.

Transferability of Awards

Awards under the Plan generally will be nontransferable except (a) as otherwise determined by the Compensation Committee; (b) by will or the laws of descent and distribution; and (c) to the spouse, children, or grandchildren of a participant, or to trusts or partnerships for their benefit, under certain circumstances.

Adjustments

Under the terms of the Plan, if any of the following occurs:

•	We are involved in a merger or other transaction in which our common stock is changed or exchanged;

•	We subdivide or combine our common stock or declare a dividend payable in our common stock, other securities or other property;

•

We effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of our common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of our common stock, that our Board determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our common stock; or

•

Any other event occurs, which, in the judgment of our Board or Compensation Committee necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan;

then the Administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the Plan and subject to certain provisions of the Code, adjust the number and type of shares of our common stock subject to the Plan and which may, after the event, be made the subject of awards; the number and type of shares of our common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder) in an amount and at a time determined by the Administrator.

No such adjustments may be authorized in the case of incentive stock options to the extent that such authority would cause the Plan to violate Code Section 422(b).

Without limitation, if there is a reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a change of control (other than any such transaction in which we are the continuing corporation and in which the outstanding shares are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute for each share then subject to an award and the shares subject to the Plan the number and kind of shares of stock, other securities, cash or other property to which holders of our common stock will be entitled in respect of each share pursuant to the transaction.

In the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the shares (including a reverse stock split), if no action is taken by the Administrator, the adjustments described above will automatically be made.

In connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under the Plan.

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Change of Control

Unless otherwise provided in an applicable employment, retention, change of control, severance, award or similar agreement, in the event of a change of control, the successor or purchaser in the change of control transaction may assume an award or provide a substitute award with similar terms and conditions and preserving the same benefits as the award it is replacing. If the awards are not so assumed or replaced, then unless otherwise determined by the board of directors prior to the date of the change of control, immediately prior to the date of the change of control:

•

each stock option or stock appreciation right that is then held by a participant who is employed by or in the service of us or one of our affiliates will become fully vested, and all stock options and stock appreciation rights will be cancelled in exchange for a cash payment equal to the excess of the change of control price (as determined by the administrator) of the shares of common stock covered by the stock option or stock appreciation right over the purchase or grant price of such shares of common stock under the award;

•	restricted stock, restricted stock units and share awards that are not vested will vest;

•

each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit, and each performance share and/or performance unit for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the value of the performance shares and/or performance units that would have been earned if the performance goals (as measured at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target performance goals had been met at the time of such change of control, multiplied by a percentage based on the portion of the performance period that has elapsed as of the date of the change of control;

•

all incentive awards that are earned but not yet paid will be paid, and all incentive awards that are not yet earned will be cancelled in exchange for a cash payment equal to the amount that would have been due if the performance goals (measured at the time of the change of control) continued to be achieved through the end of the performance period at the higher of the then-current trend or target, multiplied by a percentage based on the portion of the performance period that has elapsed as of the date of the change of control;

•	all dividend equivalent units that are not vested will vest and be paid in cash; and

•	all other award that are not vested will vest, and if an amount is payable under such vested award, then such amount will be paid in cash based on the value of the award.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the Plan means the occurrence of any one of the following:

•

Any person (other than an employee benefit plan of our company or of any subsidiary and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of our securities representing 35% or more of the combined voting power of our then outstanding securities;

•

We are merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent more than 65% of the combined voting power of our voting securities or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or we engage in a merger or consolidation effected to implement a recapitalization of our company (or similar transaction) in which no person acquires 35% or more of the combined voting power of our then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving our company will not be considered a change of control if we are the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of our outstanding voting securities immediately following the merger or consolidation;

•

We or any of our affiliates sell, assign or otherwise transfer assets in a transaction or series of related transactions, if the aggregate market value of the assets so transferred exceeds 35% of our consolidated book value, determined by us in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided, however, that such a transfer effected pursuant to a spin-off or split-up where our stockholders retain ownership of the transferred assets proportionate to their pro rata ownership interest in our company will not be a change of control;

•	We dissolve and liquidate substantially all of our assets; or

•

At any time when the “continuing directors” cease to constitute a majority of our Board. For this purpose, a “continuing director” means the individuals who, at the effective date of the Plan, constitute the Board and any new directors (other than directors designated by a person who has entered into an agreement with us to effect a change of control transaction) whose appointment to the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

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Termination and Amendment

The Plan as amended and restated will terminate on the earlier of: (i) the date on which all shares reserved for issuance under the Plan have been issued; (ii) the tenth (10th) anniversary of the date on which the Plan or any amendment thereto was most recently approved by stockholders. The Board also may terminate the Plan at any time. The Board or the Administrator may amend the Plan at any time, except:

•	Our Board must approve any amendment to the Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

Stockholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which our stock is then traded, or any other applicable law; and

•

Stockholders must approve any amendment to the Plan that materially increases the number of shares of common stock reserved under the Plan, the incentive stock option award limits or the per participant award limitations set forth in the Plan, that shortens the minimum vesting requirements under the Plan or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The Administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The Administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded, to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any award for us, or to the extent the Administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the Administrator to terminate or modify the Plan or awards will extend beyond the termination date of the Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

Cancellation, Disgorgement and Recoupment of Awards

The Compensation Committee may cancel an award or require a participant to return to us any compensation received under an award in certain circumstances, such as if the participant is terminated for cause or breaches any restrictive covenants, such as a non-compete, with us. In addition, all awards will be subject to any recoupment or clawback policy that we adopt from time to time.

Repricing Prohibited

Neither the Administrator nor any other person may: (1) amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; (2) cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights; or (3) cancel outstanding stock options or stock appreciation rights with an exercise price above the current share price in exchange for cash or other securities.

Backdating Prohibited

The Administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of our common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of our common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of our common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of our common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

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Stock Appreciation Rights

The grant of a stock appreciation right under the Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of our common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction it originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding income tax deduction.

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Dividend Equivalent Units

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Code Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction we can take for compensation, including compensation arising from awards under the Plan, paid to covered employees to $1,000,000 per person per year. The covered employees for any fiscal year generally include, without limitation, our named executive officers.

Code Sections 409A and 280G

Awards under the Plan may constitute, or provide for, a deferral of compensation under Code Section 409A. If the requirements of Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Plan is intended to permit compliance with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Code Section 409A. To the extent that we determine that any award granted under the Plan is subject to Code Section 409A, the award agreement evidencing such award is expected generally to incorporate the terms and conditions required by Code Section 409A. The Plan and any applicable awards may be modified to exempt the awards from Code Section 409A or comply with the requirements of Code Section 409A.

Code Sections 280G and 4999 may limit our income tax deduction and impose an excise tax on golden parachute payments to participants in the event there is a change of control of our company. The Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant. Accordingly, some or all of the amount which would otherwise be deductible may not be deductible with respect to benefits under the Plan that are contingent on or otherwise provided in connection with a change of control of our company.

New Plan Benefits

In 2022, each of our NEO’s had a target bonus of 50% of their base salary with the opportunity to earn a bonus of up to 100% of their base annual salary if they achieve certain financial targets of revenue and earnings before interest, taxes, depreciation and amortization (EBITDA). Each NEO earned a performance based bonus of $183,600. We expect to pay the bonuses in restricted stock, that vests in one year after the date of grant, subject to continued service with us and subject to stockholder approval of a new plan. In addition to restricted shares, each NEO is expected to be granted 18,360 options to purchase common stock that vest over 3 years, and expire in 5 years after grant date, also subject to approval of a new plan. These awards is shown in the table below:

Name and Position	Dollar Value ($) of Restricted Stock	Number of Stock Options
Jin Kang, Chief Executive Officer and Director	$183,600	9,766	*
Todd Dzyak, Executive Vice President and Chief Operating Officer	$183,600	9,766	*
Robert George, Executive Vice President and Chief Financial Officer	$183,600	9,766	*
Jason Holloway. Executive Vice President and Chief Revenue Officer	$183,600	9,766	*
Ian Sparling, Executive	$183,600	9,766	*
Executive group	$918,000	48,430	*
Non-executive director group	N/A	N/A
Non-executive officer employee group	N/A	250,000

*Number of options calculated based on 10% of Restricted Shares awarded

Except for the awards disclosed above, we cannot currently determine the awards that may be granted under the Plan in the future to our executive officers, non-employee directors or other persons. Our Board or our Compensation Committee will make such determinations from time to time.

If the Plan is not approved by our stockholders, then we will not make these awards under the Plan, but we will seek to provide appropriate long-term incentive compensation in other ways.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2022, with respect to the Company’s compensation plans under which its Common Stock is authorized for issuance:

	(a)	(b)	(c)
Number of Securities
	Number of Securities		remaining available
	to be issued upon	Weighted average	for future issuance
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	reflected in
	warrants and rights	warrants and rights	column (a)
Equity Compensation Plans:

Approved by security holders	7,500	$4.90	241,273

Not approved by security holders	-	$-	-

Total	7,500	$4.90	241,273

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT  AND RESTATEMENT OF

THE WIDEPOINT OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED

 TO BE ISSUED BY 1.3 MILLION SHARES

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OTHER INFORMATION

We maintain an internet website at http://www.widepoint.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendment to those reports, are available free of charge on our website immediately after they are filed with or furnished to the Securities and Exchange Commission. WidePoint’s Code of Business Conduct, Corporate Governance Principles and Charters of the Committees of the Board of Directors are also available free of charge on our website or by writing to WidePoint Corporation, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, c/o Corporate Secretary. WidePoint’s Code of Business Conduct applies to all directors, officers (including the Chief Executive Officer and Chief Financial Officer) and employees. Amendments to or waivers of the Code of Conduct granted to any of the Company’s directors or executive officers will be published on our website within four business days of such amendment or waiver.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2023 Annual Meeting must be received by the Secretary of the Company, 11250 Waples Mill Road, South Tower, Suite 210, Fairfax, Virginia 22030, no later than January 2, 2024 in order for them to be considered for inclusion in the 2023 Proxy Statement. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Based on our anticipated meeting date, a stockholder desiring to submit a proposal to be voted on at next year’s Annual Meeting of Stockholders, but not desiring to have such proposal included in next year’s proxy statement relating to that meeting, should submit such proposal to the Company no later than January 2, 2024. Failure to comply with that advance notice requirement will result in the proposal not being placed on the agenda at the meeting.

OTHER MATTERS

Management is not aware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy will vote said Proxy in accordance with their discretion.

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Appendix A

WIDEPOINT CORPORATION

2017 OMNIBUS INCENTIVE PLAN

As Amended and Restated

1. Purpose, Effective Date and Definitions.

(a) Purpose. This WidePoint Corporation 2017 Omnibus Incentive Plan, as amended and restated, has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase stockholder value. The Plan will accomplish these objectives by offering participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that this Plan provides.

(b) Effective Date. This Plan became effective on December 14, 2017, the date on which the Plan was approved by the Company’s stockholders (the “Effective Date”). The Board amended and restated the Plan on March 24, 2023, contingent on subsequent stockholder approval of the Plan as amended and restated.

(c) Definitions. Capitalized terms used and not otherwise defined in various sections of the Plan have the meanings given in Section 18.

2. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to grant an Award with any vesting condition, any vesting period or any performance period if the Award is granted to a newly hired or promoted Participant, or accelerate or shorten the vesting or performance period of an Award, in connection with a Participant’s death, Disability, retirement or termination by the Company or an Affiliate without Cause or a Change of Control.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 2(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.

3. Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

4. Types of Awards; Assistance to Participants.

(a) Grants of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

(b) Assistance. On such terms and conditions as shall be approved by the Administrator, the Company or any Subsidiary may directly or indirectly lend money to any Participant or other person to accomplish the purposes of the Plan, including to assist such Participant or other person to acquire Shares upon the exercise of Options, provided that such lending is not permitted to the extent it would violate terms of the Sarbanes-Oxley Act of 2002 or any other law, regulation or other requirement applicable to the Company or any Subsidiary.

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5. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 1.95 million Shares are reserved for issuance under this Plan. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 5(a) shall be depleted by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, no more than 1.95 million Shares may be issued upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.

(b) Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to the Shares covered by the Award will not be payable, on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options.

(c) Participant Limitations. Subject to adjustment as provided in Section 16, no Non-Employee Director Participant may be granted Awards that could result in such Participant:

(i) receiving Options for, and/or Stock Appreciation Rights with respect to, more than 250,000 Shares during any fiscal year of the Company;

(ii) receiving Awards of Restricted Stock and/or Restricted Stock Units, and/or other Stock-based Awards pursuant to Section 12 relating to more than 250,000 Shares during any fiscal year of the Company;

(iii) receiving Awards of Performance Shares, and/or Awards of Performance Units the value of which is based on the Fair Market Value of Shares, for more than 250,00 Shares during any fiscal year of the Company; or

(iv) receiving Awards of Performance Units the value of which is not based on the Fair Market Value of Shares, Annual Incentive Award(s), Long-Term Incentive Award(s) or Dividend Equivalent Unit(s) that would pay more than $2,000,000 to the Participant during any single fiscal year of the Company.

6. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent the Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options made be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

7. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

8. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant’s death, Disability or retirement; (d) the length of the vesting and/or performance period (provided that any period of vesting applicable to Restricted Stock or Restricted Stock Units that are (i) not subject to a Performance Goal and (ii) granted to a Participant other than a Non-Employee Director may not lapse more quickly than ratably over three (3) years from the date of grant, subject to Sections 2 and 16) and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or a combination thereof.

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9. Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement, or such other circumstances as the Administrator may specify.

10. Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement, or such other circumstances as the Administrator may specify.

11. Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option, Stock Appreciation Right or other “stock right” within the meaning of Code Section 409A; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that any performance period applicable to an Awards of Dividend Equivalent Units must relate to a period of at least one year except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one year.

12. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation except as provided herein (and subject to the limitations of Section 14(e)), such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.

13. Restrictions on Transfer, Encumbrance and Disposition. No Award granted under this Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant such Awards may be exercised only by the Participant or the Participant’s legal representative or by the permitted transferee of such Participant as hereinafter provided (or by the legal representative of such permitted transferee). Notwithstanding the foregoing, a Participant may transfer an Award if permitted by the Administrator. Subsequent transfers of transferred Awards are prohibited except transfers otherwise made in accordance with this Section 13. Any attempted transfer not permitted by this Section 13 shall be null and void and have no legal effect. The restrictions set forth in this Section 13, and any risk of forfeiture applicable to an Award, shall be enforceable against any transferee of an Award.

14. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate on the earlier of: (i) the date on which all Shares reserved for issuance have been issued; or (ii) the tenth (10th) anniversary of the date on which the Plan or any amendment to or restatement of was most recently approved by stockholders.

(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii) stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 5(a) or the limits set forth in Section 5(c) (except as permitted by Section 16), (B) an amendment to shorten the minimum vesting periods required in Section 8, or (C) an amendment that would diminish the protections afforded by Section 14(e).

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(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Except as provided in Section 14(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 16 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii) Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 14 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 16, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

(g) Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

15. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company or its Affiliate may deduct (or require an Affiliate to deduct) from any cash payments of any kind otherwise due the Participant, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then, unless restricted by the Administrator and subject to such procedures as the Administrator may specify, a Participant may satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax rates associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

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16. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 5(a), (b) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

For the avoidance of doubt, the grant of an Award shall not affect in any way the right or power of the Company or any of its Affiliates to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s or such Affiliate’s capital structure or business, or any merger, consolidation or business combination of the Company or such Affiliate, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Stock or the rights of the holders of Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business or any other Company or Affiliate action or proceeding, whether of a similar character or otherwise.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Change of Control. To the extent a Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, such agreement shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:

(i) If the purchaser, successor or surviving entity (or parent thereof) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the purchaser, successor or surviving entity (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s termination of employment by the successor or surviving entity without Cause, or by the Participant for Good Reason, in either case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming the maximum performance goals provided under such Award were met, if applicable) effective on the date of such termination.

(ii) To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i), then immediately prior to the date of the Change of Control:

(A) Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Committee, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award (for no payment, if there is no such excess);

(B) Restricted Stock, Restricted Stock Units and Shares that are not then vested shall vest;

(C) all Performance Shares and/or Performance Units that are earned but not yet paid shall be paid in cash in an amount equal to the value of the Performance Share and/or Performance Unit, and all Performance Shares and Performance Units for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the product of: (1) the value of the Performance Shares and/or Performance Units that would have been earned if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;

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(D) all Annual and Long-Term Incentive Awards that are earned but not yet paid shall be paid, and all Annual and Long-Term Incentive Awards that are not yet earned shall be cancelled in exchange for a cash payment in an amount determined by taking the product of: (1) the amount that would have been due under such Award(s) if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; and

(E) all Dividend Equivalent Units that are not vested shall vest and be paid in cash, and all other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control Price. The Administrator shall determine the per share Change of Control Price paid or deemed paid in the Change of Control transaction. Notwithstanding anything to the contrary in this Section 16(c), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 16(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(d) Application of Limits on Payments.

(i) Determination of Cap or Payment. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments in conjunction with any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 16(d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).

(ii) Procedures.

(A) If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel (“National Tax Counsel”) selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 6(a)(ii), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 16(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 16(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 16(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

(B) For purposes of this Section 16: (1) the terms “excess parachute payment” and “parachute payments” shall have the meanings given in Code Section 280G and such “parachute payments” shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant’s domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

(C) If National Tax Counsel so requests in connection with the opinion required by this Section 16(d)(ii), the Company shall obtain, at the Company’s expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G.

(D) The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 16, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.

(E) This Section 16 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 16 shall be cancelled without further effect.

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17. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of New York, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of New York, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

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(i) Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

18. Definitions. Capitalized terms used in this Plan or any Award agreement have the following meanings, unless the Award agreement otherwise provides:

(a) “Administrator” means the Committee; provided that, to the extent the Board has retained authority and responsibility as an Administrator of the Plan, the term “Administrator” shall also mean the Board or, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 2(b), the term “Administrator” shall also mean such officer or officers.

(b) “Affiliate” shall have the meaning given in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means any of the following as determined by the Company: (i) with respect to Participants other than Non-Employee Directors, the definition set forth in any employment or similar agreement between the Company or its Affiliates and the Participant or, if no such definition exists, (A) the failure of the Participant to perform or observe any of the material terms or provisions of any written agreement between the Participant and the Company or its Affiliates or, if no written agreement exists, the gross dereliction of the Participant’s duties (for reasons other than the Participant’s Disability) with respect to the Company or its Affiliates; (B) the failure of the Participant to comply fully with the lawful directives of the Board or the board of directors of an Affiliate of the Company, as applicable, or the officers or supervisory employees to whom the Participant reports; (C) the Participant’s dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its Affiliates or its management or employees; or (D) other proper cause determined in good faith by the Administrator; or (ii) with respect to Non-Employee Directors, (A) fraud or intentional misrepresentation; (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Affiliates; or (C) any other gross or willful misconduct as determined by the Committee, in its sole and conclusive discretion.

(f) “Change of Control” means the first to occur of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to “the Company”):

(i) Any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) The Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty-five percent (65%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined above) acquires thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and shares of the Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares of the Stock outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

(iii) The Company or any Affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so sold, assigned or otherwise transferred exceeds thirty-five percent (35%) of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided that such a transfer effected pursuant to a spin-off or split-up where stockholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be deemed a “Change of Control”;

(iv) The Company dissolves and liquidates substantially all of its assets; or

(v) At any time after the Effective Date when the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

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If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the Administrator may include an amended definition of “Change of Control” in the Award agreement issued with respect to such Award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

(g) “Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 16(c), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(i) “Committee” means the Compensation Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule.

(j) “Company” means WidePoint Corporation, a Delaware corporation, or any successor thereto.

(k) “Director” means a member of the Board; “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(l) "Disability" means disability as defined in the Company’s long-term disability plan covering exempt salaried employees, except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.

(m) “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 11.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(o) “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion, will be used. If an actual sale of a Share occurs on the market, then the Company may consider the sale price to be the Fair Market Value of such Share.

(p) “Good Reason" means, except as otherwise determined by the Administrator and set forth in an Award agreement:

(i) any breach by the Company of any employment or similar agreement between the Company (including, for purposes of this definition of Good Reason, any successor to the Company in a Change of Control) and the Participant, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that the Company remedies promptly after receipt of notice thereof given by the Participant;

(ii) any reduction in the Participant’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case relative to those most favorable to the Participant in effect at any time during the 180-day period prior to the Change of Control or, to the extent more favorable to the Participant, those in effect at any time after the Change of Control;

(iii) the removal of the Participant from, or any failure to reelect or reappoint the Participant to, any of the positions held with the Company on the date of the Change of Control or any other positions with the Company to which the Participant shall thereafter be elected, appointed or assigned, except in the event that such removal or failure to reelect or reappoint relates to the termination by the Company of the Participant’s employment for Cause or by reason of Disability;

(iv) a good faith determination by the Participant that there has been a material adverse change, without the Participant’s written consent, in the Participant’s working conditions or status with the Company relative to the most favorable working conditions or status in effect during the 180-day period prior to the Change of Control or, to the extent more favorable to the Participant, those in effect at any time after the Change of Control, including but not limited to (A) a significant change in the nature or scope of the Participant’s authority, powers, functions, duties or responsibilities, or (B) a significant reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements, but in each case excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that the Company remedies within ten (10) days after receipt of notice thereof given by the Participant;

(v) the relocation of the Participant’s principal place of employment to a location more than 50 miles from the Participant’s principal place of employment on the date 180 days prior to the Change of Control;

(vi) the Company requires the Participant to travel on Company business 20% in excess of the average number of days per month the Participant was required to travel during the 180-day period prior to the Change of Control; or

(vii) failure by the Company to obtain an agreement from any purchaser, assignee or transferee of substantially all of the Company’s business and assets, or the survivor in a merger, consolidation or combination with the Company, to expressly assume and agree to perform from and after the date of such assignment all of the terms, conditions and provisions imposed by an employment or similar agreement between the Participant and the Company.

36

A Participant’s termination shall not be considered to have occurred for “Good Reason” unless (A) within ninety (90) days following the occurrence of one of the events listed above the Participant provides written notice to the Company setting forth the specific event constituting Good Reason, (B) the Company fails to remedy the event constituting Good Reason within thirty (30) days following its receipt of the Participant’s notice, and (C) the Participant actually terminates his or her employment with the Company and its Affiliates within thirty (30) days following the end of the Company’s remedy period.

(q) “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 9 and “Long-Term Incentive Awards” as described in Section 10.

(r) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(s) “Participant” means an individual selected by the Administrator to receive an Award.

(t) “Performance Goals” means any objective or subjective goals the Administrator establishes. Such goals may, without limitation, relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; productivity measurements; revenue to budget compliance; net income to budget compliance; return on total awards reinvestment; net free cash flow; new sales; divisional profitability; customer satisfaction measurements; production quotas; project criteria or a combination of the foregoing. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, if applicable; provided that, the Administrator may, at the time of establishing the Performance Goal(s), exclude the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition. The Administrator may also provide for other adjustments to Performance Goals in the Award agreement or plan document evidencing any Award. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, the Administrator may establish other Performance Goals, including subjective, individual goals, and provide for other exclusions or adjustments not listed in this Plan.

(u) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(v) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.

(w) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(x) “Plan” means this WidePoint Corporation 2017 Omnibus Incentive Plan, as amended and restated and as it may be further amended from time to time.

(y) “Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(z) “Restricted Stock Unit” means the right to receive a cash payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.

(aa) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(bb) “Share” means a share of Stock.

(cc) “Stock” means the Common Stock, par value $0.0001 per share, of the Company.

(dd) “Stock Appreciation Right” or “SAR” means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ee) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain

37

**widepoint**

WIDEPOINT CORPORATION
11250 WAPLES MILL ROAD
SOUTH TOWER, SUITE 210
FAIRFAX, VA 22030
ATTEN: JIN KANG

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 21, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During the Meeting* - Go to www.virtualshareholdermeeting.com/WYY2023
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 21, 2023. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
|---|---|---|---|
| | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

02 0000000000

1. Election of Director

Nominees

01) Philip Garfinkle

The Board of Directors recommends you vote FOR proposals 2 and 3.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000614463_1 R1.0.0.6

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

**WIDEPOINT CORPORATION**
**Annual Meeting of Stockholders**
**June 22, 2023 at 10:00 AM, EDT**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints Jin Kang and Jason Holloway, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WIDEPOINT CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 22, 2023, and any adjournment or postponement thereof. We will have a virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to participate in the Annual Meeting online, vote the shares electronically and submit your questions prior to and during the meeting by visiting www.virtualshareholdermeeting.com/WYY2023. There is no physical location for the Annual Meeting.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of each director nominee and FOR Proposals 2 and 3.**

0000614463_2 R1.0.0.6

**Continued and to be signed on reverse side**